Certification
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         In connection with the Quarterly Report of Acquisition Media, Inc. (the
"Company") on Form 10-Q for the three months ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard Wilk, Chief Executive Officer and Chief Financial Officer of the
Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.

A signed original of this written statement required by Section 906 has been provided to Acquisition Media, Inc., and will be retained by Acquisition Media, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date:                        /s/  Richard Wilk
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                             Richard Wilk
                             Chief Executive Officer and Chief Financial Officer